UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TORTOISE ENERGY INDEPENDENCE FUND, INC.
(Name of Registrant as Specified in Its Charter)

ARISTIDES CAPITAL LLC ARISTIDES FUND LP ARISTIDES FUND QP, LP CHRISTOPHER M. BROWN
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED March 29, 2021

ARISTIDES CAPITAL LLC

___________________, 2021

Dear Fellow Tortoise Energy Fund Stockholders:

The attached proxy statement and the enclosed GOLD proxy card are being furnished to you, the stockholders of Tortoise Energy Independence Fund, Inc. (“Tortoise Energy Fund” or the “Company”), a Maryland corporation registered as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in connection with the solicitation of proxies by Aristides Capital LLC (together with its affiliates, “Aristides” or “we”) to oppose the merger of the Company with Tortoise Pipeline & Energy Fund, Inc. (“TTP”), registered as a non-diversified, closed-end management investment company registered under the 1940 Act. (the “Merger”) at the special meeting of stockholders of Tortoise Energy Fund to be held on April 7, 2021 at 5100 W. 115th Place, Leawood, Kansas 66211 (including any adjournments or postponements thereof) (the “Special Meeting”).

Pursuant to the terms and subject to the conditions of the merger agreement entered into by Tortoise Energy Fund and TTP on November 11, 2020 (the “Merger Agreement”), Tortoise Energy Fund will merge with and into TTP, with TTP surviving the merger as the surviving entity. As a result of the Merger each share of common stock of Tortoise Energy Fund will convert into newly-issued additional shares of common stock of TTP. The approval of the Merger Agreement requires the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock of Tortoise Energy Fund.

We believe the Merger is ill-advised and not in the best interest of Tortoise Energy Fund stockholders. Accordingly, pursuant to the attached proxy statement, we are soliciting proxies from holders of shares of Tortoise Energy Fund common stock to vote AGAINST adopting the proposed Merger.

The Special Meeting is scheduled to be held on April 7, 2021, at 10 a.m., Central Time at 5100 W. 115th Place, Leawood, Kansas 66211.

We urge you to carefully consider the information contained in the attached proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today. The attached proxy statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about [ ], 2021.

If you have already voted for management’s proposals relating to the Merger, you have every right to change your vote by signing, dating and returning a later dated proxy card.

If you have any questions or require any assistance with your vote, please contact InvestorCom, Inc., which is assisting us, at its address and toll-free number listed below.

Thank you for your support.

/s/ Christopher Brown

Christopher Brown
Aristides Capital LLC

If you have any questions, require assistance in voting your GOLD] proxy card,

or need additional copies of the Aristides’ proxy materials,

please contact:

19 Old Kings Highway S. – Suite 210

Darien, CT 06820

Stockholders call toll-free at (877) 972-0090

Banks and Brokers call collect at (203) 972-9300

Email: info@investor-com.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED March 29, 2021

SPECIAL MEETING OF STOCKHOLDERS

OF

TORTOISE PIPELINE & ENERGY FUND, INC.

_________________________

PROXY STATEMENT
OF
ARISTIDES CAPITAL LLC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD] PROXY CARD TODAY

Aristides Capital LLC (“Aristides Capital”), Aristides Fund LP (the “3c1 Fund”), Aristides Fund QP, LP (“3c7 Fund”) and Christopher M. Brown (collectively, “Aristides” or “we”) are stockholders of Tortoise Energy Independence Fund, Inc. (“Tortoise Energy Fund” or the “Company”), a Maryland corporation registered as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), who beneficially own in the aggregate 304,131 shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company.

We are writing to you in connection with the proposed merger by Tortoise Energy Fund with Tortoise Pipeline & Energy Fund, Inc. (“TTP”), a Maryland corporation registered as a non-diversified, closed-end management investment company registered under the 1940 Act (the “Merger”). In connection with the proposed Merger, Tortoise Energy Fund and TTP entered into an Agreement and Plan of Merger on November 11, 2020 (the “Merger Agreement”). The Board of Directors of Tortoise Energy Fund (the “Board”) and TTP have scheduled a special meeting of stockholders for the purpose of considering and voting on certain proposals relating to the proposed Merger (including any adjournments or postponements thereof) (the “Special Meeting”). The Special Meeting will be held on April 7, 2021, at 10 a.m., Central Time at 5100 W. 115th Place, Leawood, Kansas 66211. This Proxy Statement and GOLD proxy card are first being furnished to the Company’s stockholders on or about [ ], 2021.

Pursuant to this Proxy Statement, Aristides is soliciting proxies from holders of shares of Common Stock in respect of the following proposal to be considered at the Special Meeting, as described in greater detail in the proxy statement of Tortoise Energy Fund on Form DEF 14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2021 (the “Tortoise Energy Fund Proxy”) for the Special Meeting (such proposal, the “Tortoise Energy Fund Merger Proposal”):

1.       The Company’s proposal to approve the Merger of Tortoise Energy Fund with and into TTP.

We also seek your support at the Special Meeting to transact any other business that may properly come before the Special Meeting.

Aristides strongly opposes the Tortoise Energy Fund Merger Proposal because it believes the Merger is ill-advised and not in the best interests of the Company’s stockholders.

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The Company has set the close of business on February 5, 2021 as the record date for determining stockholders entitled to notice of and to vote at the Special Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 5100 W. 115th Place, Leawood, Kansas 66211. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Special Meeting. According to the Tortoise Energy Fund Proxy, as of November 30, 2020, there were 1,845,997 shares of Common Stock outstanding.

As of the date hereof, Aristides beneficially owns 304,131 shares of Common Stock. We intend to vote our shares of Common Stock AGAINST the Tortoise Energy Fund Merger Proposal.

ARISTIDES URGES YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD VOTING AGAINST THE Tortoise Energy Fund Merger Proposal.

THIS SOLICITATION IS BEING MADE BY ARISTIDES AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE SPECIAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH WE ARE NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE SPECIAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD] PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY THE COMPANY’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST THE Tortoise Energy Fund Merger Proposal BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD] PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE SPECIAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE SPECIAL MEETING TO ARISTIDES, C/O InvestorCom, Inc. (“INVESTORCOM”), WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF THE COMPANY, OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting—This Proxy Statement and our GOLD] proxy card are available at

www.NDPvote.com

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IMPORTANT

Your vote is important, no matter how few shares of Common Stock you own. Aristides urges you to sign, date, and return the enclosed GOLD proxy card today to vote AGAINST the Tortoise Energy Fund Merger Proposal.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to Aristides, c/o InvestorCom, in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, if you wish to vote, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of the Aristides’ proxy materials,

please contact:

19 Old Kings Highway S. – Suite 210

Darien, CT 06820

Stockholders call toll-free at (877) 972-0090

Banks and Brokers call collect at (203) 972-9300

Email: info@investor-com.com

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BACKGROUND TO THE SOLICITATION

•	On September 8, 2020, Daniel Nall of Aristides inquired with the Company for a Tax-ID number for Aristides Section 13 filings.
•	On September 9, 2020 Aristides Capital filed a Schedule 13G disclosing an ownership stake of approximately 7% of the Common Stock outstanding.
•	On October 5, 2020 Aristides Capital filed a Schedule 13G amendment disclosing an ownership stake of approximately 10% of the Common Stock outstanding.
•	On October 6, 2020, Brian Kilar of Tortoise Capital Advisors, L.L.C., the Company’s Adviser, sent Daniel Nall and Christopher M. Brown of Aristides an email introducing himself as a point of contact for the Company.
•	On October 7, 2020, Mr. Brown responded to Mr. Kilar thanking him for reaching out.
•	On October 26, 2020, the Company adopted Amended and Restated Bylaws including the election to be subject to the Maryland Control Share Acquisition Act. The new Bylaws include modifying the advance notice requirements and exclusive forum provisions. The advance notice provisions were amended to require the continuous ownership by the stockholder(s) putting forth any such nominee or proposal of at least one percent (1%) of the fund’s outstanding shares for a minimum period of at least three years prior to the date of such nomination or proposal and through the date of the related annual meeting. The advance notice provisions were also amended to require that the stockholder nominating an individual or proposing business to be considered must attend the meeting or give a legal proxy to another individual who attends the meeting in order for the proposal or nomination to be properly considered.
•	On October 29, 2020 Aristides Capital filed a Schedule 13D disclosing an ownership stake of approximately 16.5% of the Common Stock outstanding.
•	On November 11, 2020, the Company and TTP announced the Merger.
•	On March 8, 2021, Mr. Kilar emailed Messrs. Nall and Brown asking for Aristides’ support for the Merger and to vote in favor of the Tortoise Energy Fund Merger Proposal.
•	On March 19, 2021, Aristides issued a press release with an open letter to stockholders of the Company announcing that it would be voting against the Tortoise Energy Fund Merger Proposal. Mr. Nall also responded to Mr. Kilar’s email with a link to Aristides’ press release and public letter detailing why Aristides plans to vote against the Tortoise Energy Fund Merger Proposal.
•	On March 25, 2021, Rob Thummel of Tortoise Capital Advisors, L.L.C. reached out to members of Aristides to arrange for a call between the Company and Aristides to discuss the Merger. Aristides and the Company arranged to hold a conference call on March 30, 2021.
•	On March 29, 2021, Aristides filed this preliminary proxy statement with the SEC.
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REASONS FOR THE SOLICITATION

We believe the Merger is ill-advised and not in the best interest of Tortoise Energy Fund stockholders. In our view, Tortoise Energy Fund’s NAV discount reflects the market’s accurate view of management’s poor track record, and that the market is rationally discounting the Fund’s expected future underperformance. It is our belief that current management is incapable of closing this gap by changing its investment strategy. Therefore, we think that the best way to close the discount to NAV and recover maximum value for shareholders is for Tortoise Energy Fund to liquidate its assets and return the entirety of its capital to stockholders.

Therefore, we urge stockholders to vote AGAINST the Merger.

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PROPOSAL NO. 1

TORTOISE ENERGY FUND MERGER PROPOSAL

In connection with the Merger, you are being asked by the Company to approve the Tortoise Energy Fund Merger Proposal. Under the Merger Agreement, and as discussed in detail in the Tortoise Energy Fund Proxy, the Company is required to obtain, as a condition to the Merger, the approval of its stockholders for the Tortoise Energy Fund Merger Proposal. Approval of the Tortoise Energy Fund Merger Proposal requires the affirmative vote of holders a majority of the issued and outstanding shares of Common Stock.

For the reasons discussed in the “Reasons for the Solicitation” section of this Proxy Statement, we oppose the proposed Merger as we believe that the Merger is not in the best interests of the Company and its stockholders. To that end, we are soliciting your proxy to vote AGAINST Tortoise Energy Fund Merger Proposal at the Special Meeting.

We urge you to demonstrate your opposition to the proposed Merger and to send a message to the Board that the proposed Merger is not in the best interest of Tortoise Energy Fund’s stockholders by signing, dating and returning the enclosed GOLD proxy card as soon as possible.

ARISTIDES urges you to vote “AGAINST” Tortoise Energy Fund Merger Proposal ON THE ENCLOSED GOLD PROXY CARD and intendS to vote ITS shares “against” this proposal.

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Consequences of Defeating the Tortoise Energy Fund Merger Proposal

The approval of the Tortoise Energy Fund Merger Proposal by Tortoise Energy Fund stockholders is a condition to the obligations of Tortoise Energy Fund and TTP to complete the Merger. If the Tortoise Energy Fund Merger Proposal is not approved by Tortoise Energy Fund stockholders, the Merger cannot be consummated and, instead, Tortoise Energy Fund will remain an independent public company. If the Merger is not approved by stockholders of Tortoise Energy Fund, or if the Merger, including the issuance of TTP Common Shares (as defined in the Tortoise Energy Fund Proxy), is not approved by TTP’s stockholders, Tortoise Energy Fund and TTP will each continue to operate as a standalone Maryland corporation advised by Tortoise Capital Advisors, L.L.C. (the “Adviser”) and will each continue its investment activities in the normal course.

The Merger will be terminated in the event there is a resolution of either the Tortoise Energy Fund Board or the TTP board of directors, if circumstances should develop that, in the opinion of that board, make proceeding with the Merger Agreement inadvisable with respect to TTP or Tortoise Energy Fund, respectively, and the termination shall be promptly communicated to the other party prior to the Closing Date (as defined in the Tortoise Energy Fund Proxy). In the event of termination of the Merger, the Merger Agreement shall become void and have no further effect, and there shall not be any liability on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

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INFORMATION CONCERNING THE SPECIAL MEETING

VOTING AND PROXY PROCEDURES

According to the Tortoise Energy Fund Proxy, only stockholders of record on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Stockholders of record on the Record Date will retain their voting rights in connection with the Special Meeting even if they sell such shares of Common Stock after the Record Date. According to the Tortoise Energy Fund Proxy, as of December 31, 2020, there were 1,845,997 shares of Common Stock outstanding.

Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Special Meeting as marked and, in the absence of specific instructions, will be voted AGAINST the Tortoise Energy Fund Merger Proposal, and, in the discretion of the persons named as proxies, on all other matters as may properly come before the Special Meeting. In addition, if you complete and return a GOLD proxy card to us, and unless you direct otherwise, we may determine not to attend the Special Meeting if we believe that the Tortoise Energy Fund Merger Proposal is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

According to the Tortoise Energy Fund Proxy, the presence, in person or by proxy, of holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares of Common Stock present that are not voted, or abstentions, will be treated as present for purposes of determining the existence of a quorum. Broker non-votes, if any, will not be treated as present for purposes of determining the existence of a quorum.

According to the Tortoise Energy Fund Proxy, “broker non-votes” results when banks, brokerage firms and other nominees return a valid proxy but do not vote on a particular proposal because they do not have discretionary authority to vote on the matter and have not received specific voting instructions from the beneficial owner of such shares. As a result, no broker will be permitted to vote your shares of Common Stock at the Special Meeting without receiving instructions. Failure to instruct your broker on how to vote your shares will have the same effect as a vote “AGAINST” the Tortoise Energy Fund Merger Proposal.

VOTES REQUIRED FOR APPROVAL

According to the Tortoise Energy Fund Proxy, the approval of the Tortoise Energy Fund Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the approval of the Tortoise Energy Fund Merger Proposal since approval is based on the affirmative vote of all votes entitled to be cast.

The information set forth above regarding the vote required to approve the Tortoise Energy Fund Merger Proposal is based on publicly available information. The incorporation of this information in this Proxy Statement should not be construed as an admission by us that such process and procedures are legal, valid or binding.

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DISCRETIONARY VOTING

Shares held in “street name” and held of record by banks, brokers or nominees may not be voted by such banks, brokers or nominees unless the beneficial owners of such shares provide them with instructions on how to vote. If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Tortoise Energy Fund Merger Proposal. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

COMPLIANCE WITH SEC RULE 14a-4(e)

SEC Rule 14a-4(e) requires us, subject to reasonable specified conditions, to vote the shares represented by your proxy at the Special Meeting. As noted above, if you complete and return a GOLD proxy card to us, and unless you direct otherwise, we may determine not to attend the Special Meeting if we believe that the Merger is less likely to be approved if your shares are not represented at the Special Meeting (by making it more difficult for more than 50% of the outstanding shares to be present in person or by proxy) than if they are represented at the Special Meeting. We expect to get daily reports of the voting results and will make a determination shortly before the Special Meeting as to whether or not we think more than 50% of the outstanding shares will be present in person or by proxy if your shares are not represented at the meeting. If you do not believe the foregoing condition is reasonably specified, or you unconditionally want your shares to be represented at the Special Meeting, you should not check the “AUTHORIZE” box on the GOLD proxy card authorizing us to determine to not have your shares represented at the Special Meeting.

REVOCATION OF PROXIES

Stockholders of the Company may revoke their proxies at any time prior to exercise by: (1) sending a letter stating that you are revoking your proxy to the Secretary of Tortoise Energy Fund at the Tortoise Energy Fund’s offices located at 5100 W. 115th Place, Leawood, Kansas 66211; (2) properly executing and sending a later-dated GOLD proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person. Attendance at the meeting will not, by itself, revoke a properly-executed proxy. If your shares are held in the name of your broker, bank or other nominee, please follow the voting instructions provided by the holder of your shares regarding how to revoke your proxy. Although a revocation is the effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Aristides in care of InvestorCom at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, InvestorCom may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies against the Tortoise Energy Fund Merger Proposal.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Aristides. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

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Aristides has entered into an agreement with InvestorCom for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $[ ], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Aristides has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Aristides will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that InvestorCom will employ approximately [ ] persons to solicit stockholders for the Special Meeting.

The entire expense of soliciting proxies is being borne by Aristides. Costs of this solicitation of proxies are currently estimated to be approximately $[ ] (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). Aristides estimates that through the date hereof its expenses in connection with this solicitation are approximately $[ ]. Aristides intends to seek reimbursement from the Company of all expenses it incurs in connection with this solicitation. Aristides does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	When and where is the Special Meeting?
A:	Tortoise Energy Fund intends to hold the Special Meeting on April 7, 2021, at 10 a.m. Central Time at 5100 W. 115th Place, Leawood, Kansas 66211.
Q:	Who is entitled to vote at the Special Meeting?
A:	All holders of shares of Common Stock as of the Record Date (the close of business on February 5, 2021) are entitled to receive notice of, and to vote at, the Special Meeting or any postponement or adjournment of the Special Meeting scheduled in accordance with Maryland law.
Q.	What am I being asked to vote on at the Special Meeting?
A.	Stockholders are being asked to vote on proposals relating to the Merger of Tortoise Energy Fund with TTP. Tortoise Energy Fund stockholders are being asked to consider and vote upon the Tortoise Energy Fund Merger Proposal. No business may be transacted at the meeting other than the matters set forth in the notice of meeting accompanying the Tortoise Energy Fund Proxy and procedural matters relating thereto.
Q:	How should I vote on the Tortoise Energy Fund Merger Proposal?
A:	We recommend that you vote “AGAINST” the Tortoise Energy Fund Merger Proposal on the enclosed GOLD proxy card.
Q.	What vote is required to approve the Tortoise Energy Fund Merger Proposal?
A.	Stockholder approval of the Tortoise Energy Fund Merger Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock.
Q.	How do I vote?
A.	You may vote at the Special Meeting or you may authorize a proxy to vote your shares using one of the methods below or by following the instructions on your proxy card:
•	By touch-tone telephone; simply dial the toll-free number located on the enclosed proxy card. Please be sure to have your proxy card available at the time of the call;
•	By internet; please log on to the voting website detailed on the enclosed proxy card. Again, please have your proxy card handy at the time you plan on voting; or
•	By returning the enclosed proxy card in the postage-paid envelope.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain from the record holder a proxy issued in your name. However, even if you plan to attend the Special Meeting, we urge you to authorize a proxy to vote your shares in advance of the Special Meeting. That will ensure that your vote is counted should your plans change.

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Q:	How important is my vote?
A:	Your vote “AGAINST” the Tortoise Energy Fund Merger Proposal is very important and you are encouraged to submit a GOLD proxy card as soon as possible.

According to the Tortoise Energy Fund Proxy, the Merger cannot be completed unless the Tortoise Energy Fund Merger Proposal is approved by Tortoise Energy Fund stockholders.

We urge you to demonstrate your opposition to the proposed Merger and to send a message to the Board that the proposed Merger is not in the best interest of Tortoise Energy Fund stockholders by signing, dating and returning the enclosed GOLD proxy card as soon as possible.

Q:	What happens if the Merger is not completed?

A:	If the Tortoise Energy Fund Merger Proposal is not approved, then the Merger will not take place. As noted, the Merger also requires the approval of TTP stockholders. Tortoise Energy Fund and TTP will each continue to operate as a standalone Maryland corporation advised by Adviser and will each continue its investment activities in the normal course.
Q:	Where can I find additional information concerning Tortoise Energy Fund and the Merger?

A:	Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this Proxy Statement certain disclosures required by applicable law to be included in the Tortoise Energy Fund Proxy in connection with the Special Meeting, including:
•	a summary term sheet of the Merger;
•	the terms of the Merger Agreement and the Merger and related transactions;
•	any reports, opinions and/or appraisals received by Tortoise Energy Fund in connection with the Merger;
•	past contacts, transactions and negotiations by and among the parties to the Merger and their respective affiliates and advisors;
•	federal and state regulatory requirements that must be complied with and approvals that must be obtained in connection with the Merger;
•	the trading prices of Tortoise Energy Fund stock over time;
•	the compensation paid and payable to Tortoise Energy Fund directors and executive officers; and
•	appraisal rights and dissenters’ rights.

We take no responsibility for the accuracy or completeness of information contained in the Tortoise Energy Fund Proxy. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

Q.	What do I need to do now?
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A.	Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this Proxy Statement, please submit your GOLD proxy card promptly to ensure that your shares are represented at the Special Meeting. If you hold your shares of Common Stock in your own name as the shareholder of record, please submit your proxy for your shares of Common Stock by completing, signing, dating and returning the enclosed GOLD proxy card in the accompanying prepaid reply envelope. If you decide to attend the Special Meeting and vote your shares in person, your vote by ballot at the Special Meeting will revoke any proxy previously submitted. If you are a beneficial owner of shares of Common Stock, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

We urge you to carefully consider the information contained in this Proxy Statement and then support our the EFForts by signing, dating, and returning the enclosed GOLD proxy card today to vote AGAINST the Tortoise Energy Fund Merger Proposal.

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ADDITIONAL PARTICIPANT INFORMATION

The members of Aristides are participants in this solicitation. The principal business of each of 3c1 Fund and 3c7 Fund is that of a private investment vehicle engaged in investing and trading in securities and financial instruments for its own account. The principal business of Aristides Capital is providing investment management services to, and being the general partner of, each of 3c1 Fund and 3c7 Fund. Mr. Brown’s principal occupation is serving as the managing member of Aristides Capital.

The address of the principal office of each of 3c1 Fund, 3c7 Fund, Aristides Capital and Mr. Brown is 25 S. Huron St., Suite 2A, Toledo, Ohio 43604.

As of the date hereof, 3c1 Fund directly owned 184,000 shares of Common Stock. As of the date hereof, 3c7 Fund directly owned 120,131 shares of Common Stock. As the general partner of each of 3c1 Fund and 3c7 Fund, Aristides Capital may be deemed to beneficially own the 304,131 shares of Common Stock owned directly by each of 3c1 Fund and 3c7 Fund. As the managing member of Aristides Capital, Mr. Brown may be deemed to beneficially own the 304,131 shares of Common Stock owned directly by each of 3c1 Fund and 3c7 Fund. As of the date hereof, each of 3c1 Fund, 3c7 Fund, Aristides Capital and Mr. Brown may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act), in the aggregate, 304,131 shares of Common Stock, representing approximately 16.5% of the outstanding shares of Common Stock. The percentages used herein are based upon 1,845,997 shares of Common Stock outstanding as of December 31, 2020.

Unless otherwise noted, the shares of Common Stock held by 3c1 Fund and 3c7 Fund are held in commingled margin accounts, which may extend margin credit to such parties from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin account are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the Common Shares reported herein since margin may have been attributed to such other securities and since margin used is not disclosed on an individual per-security basis.

16

Except as set forth in this Proxy Statement (including the Appendices hereto), (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant and no associate or “Immediate Family Member” (as defined in Item 22 of Schedule 14A under the Exchange Act (“Item 22”)) of any participant, is a record owner or direct or indirect beneficial owner of any securities of the Company, any parent or subsidiary of the Company, any investment adviser, principal underwriter, or “Sponsoring Insurance Company” (as defined in Item 22) of the Company, or in any registered investment companies overseen or to be overseen by the participant within the same “Family of Investment Companies” (as defined in Item 22) that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance, or affiliated person of the Company; (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of the Company or the Company’s investment adviser during the past two years, nor from either entity’s “Parents” or “Subsidiaries” (as defined in Item 22); (v) no participant has any “family relationship” for the purposes of Item 22 whereby a family member is an “Officer” (as defined in Item 22 ), director (or person nominated to become an Officer or director), employee, partner, or copartner of the Company, the Company’s investment adviser and/or a principal underwriter of any of the foregoing, or any Subsidiary or other potential affiliate of any of the foregoing; (vi) no part of the purchase price or market value of the securities of the Fund owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company; (ix) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (x) during the last five years, no participant has had any arrangement or understanding with any other person pursuant to which he or it has undertaken this solicitation; (xi) no participant and no Immediate Family Member of any participant in this solicitation or any of his or its associates was a party to, or had a direct or indirect material relationship in, any transaction or series of similar transactions since the beginning of the Company’s last two completed fiscal years, or is a party to any currently proposed transaction, or series of similar transactions in which the amount involved exceeds $120,000 and for which any of the following was or is a party: the Company or any of its subsidiaries, an Officer of the Company, an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Company or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company (an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Company, or any Officer or any person directly or indirectly controlling, controlled by, or under common control with any investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person of the Company; (f) an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; or (g) an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (xii) during the last five years, no participant and no Immediate Family Member of any participant has had a position or office with: (a) the Company; (b) an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company as the Company or having an investment adviser, principal underwriter, or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company; (c) an investment adviser, principal underwriter, Sponsoring Insurance Company, or affiliated person (xiii) no Participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xiv) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Special Meeting; (xv) there are no material pending legal proceedings to which any participant or any of his or its associates is a party adverse to the Company or, to the best of Aristides’ knowledge after reasonable investigation, any affiliated person of the Company, nor does any participant have a material interest in such proceedings that is adverse to the Company or, to the best of the Aristides’ knowledge after reasonable investigation, any affiliated person of the Company; (xvi) since the beginning of the last two completed fiscal years, no participant (and no Immediate Family Member of a Participant) has served on the board of directors or trustees of a company or trust where an Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Company, or any person directly or indirectly controlling, controlled by, or under common control with any of those, serves on the board of directors or trustees; and (xvii) no participant has withheld information that is required to be disclosed under the following Items under Regulation S-K under the Exchange Act: Item 401(f) with respect to involvement in certain legal proceedings; Item 401(g) with respect to promoters and control persons; and Item 405 with respect to beneficial ownership and required filings.

17

FUTURE STOCKHOLDER PROPOSALS

According to the Tortoise Energy Fund Proxy, any stockholder proposal intended for inclusion in Tortoise Energy Fund’s proxy statement and proxy card pursuant to Exchange Act Rule 14a-8 relating to Tortoise Energy Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) must be received by the Secretary of the Tortoise Energy Fund at 5100 W. 115th Place, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on January 14, 2021. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

A Tortoise Energy Fund stockholder who wishes to nominate a director or have other business considered at Tortoise Energy Fund’s 2021 Annual Meeting but does not want those items included in the Company’s proxy statement, must comply with the advance notice provision of the Company’s Bylaws. Under the Company’s Bylaws, nominations for director or other business proposals to be addressed at the Tortoise Energy Fund’s 2021 Annual Meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 5100 W. 115th Place, Leawood, Kansas 66211, no earlier than December 15, 2020 nor later than 5:00 p.m. Central Time on January 14, 2021. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares of Commons Stock, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the Company’s Bylaws. A copy of the Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 5100 W. 115th Place, Leawood, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the Company’s proxy statement under the rules of the SEC.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2021 Annual Meeting is based on information contained in the Tortoise Energy Fund Proxy. The incorporation of this information in this Proxy Statement should not be construed as an admission by Aristides that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Aristides will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, InvestorCom, at the following address or phone number: 19 Old Kings Highway S. – Suite 210, Darien, CT 06820, or call toll free at (877) 972-0090. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

18

Aristides is unaware of any other matters to be considered at the Special Meeting. However, should other matters, which Aristides is not aware of a reasonable time before this solicitation, be brought before the Special Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Aristides has omitted from this Proxy Statement certain disclosure required by applicable law that is already included in the Tortoise Energy Fund Proxy. This disclosure includes, among other things, detailed information relating to the background, reasons for, terms and consequences of the Merger, including risk factors, financial and pro forma information, tax consequences, accounting treatment, description of business conducted by Tortoise Energy Fund, description and share price information of the shares of Common Stock, and interest of officers and directors of Tortoise Energy Fund in the Merger.

See Schedule II for information regarding persons who beneficially own more than 5% of the outstanding shares of Common Stock and the ownership of the shares of Common Stock by the management and directors of Tortoise Energy Fund.

Based upon publicly available information, Tortoise Energy Fund’s investment adviser is Adviser. The Adviser is indirectly controlled by Lovell Minnick Partners LLC and is an indirectly wholly owned subsidiary of TortoiseEcofin Investments, LLC (“TortoiseEcofin Investments”). TortoiseEcofin Investments holds multiple wholly owned essential asset and income-oriented SEC registered investment advisers. The Adviser is located at 5100 W. 115th Place, Leawood, Kansas 66211.

Based upon publicly available information, Tortoise Energy Fund’s administrator is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

Aristides Capital LLC

[__], 2021

19

SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase / Sale

Aristides Fund LP

Purchase of Common Stock[1]	130	03/25/2020
Purchase of Common Stock[1]	50,217	03/26/2020
Purchase of Common Stock[1]	4,940	03/27/2020
Purchase of Common Stock[1]	650	04/06/2020
Purchase of Common Stock[1]	25,197	04/22/2020
8-for-1 Reverse Common Stock Split	--	05/01/2020
Purchase of Common Stock	19,500	05/08/2020
Purchase of Common Stock	2,195	05/11/2020
Purchase of Common Stock	26,000	05/15/2020
Purchase of Common Stock	20,192	05/18/2020
Purchase of Common Stock	5,382	07/13/2020
Purchase of Common Stock	2,125	09/09/2020
Purchase of Common Stock	470	09/10/2020
Purchase of Common Stock	1,579	09/21/2020
Purchase of Common Stock	6,143	09/24/2020
Purchase of Common Stock	12,918	09/25/2020
Purchase of Common Stock	6,467	09/28/2020
Purchase of Common Stock	1,842	09/29/2020
Purchase of Common Stock	2,548	09/30/2020
Purchase of Common Stock	2,624	10/01/2020
Purchase of Common Stock	7,890	10/05/2020
Purchase of Common Stock	9,478	10/06/2020
Purchase of Common Stock	840	10/07/2020
Purchase of Common Stock	3,521	10/08/2020
Purchase of Common Stock	747	10/09/2020
Purchase of Common Stock	3,911	10/12/2020
Purchase of Common Stock	2,641	10/13/2020
Purchase of Common Stock	390	10/14/2020
Purchase of Common Stock	65	10/15/2020
Purchase of Common Stock	3,772	10/16/2020
Purchase of Common Stock	588	10/19/2020
Purchase of Common Stock	2,964	10/21/2020
Purchase of Common Stock	4,528	10/22/2020
Purchase of Common Stock	9,689	10/23/2020
Purchase of Common Stock	10,579	10/26/2020
Purchase of Common Stock	395	10/27/2020
Purchase of Common Stock	1,876	10/28/2020
I-1

Aristides Fund QP, LP

Purchase of Common Stock[1]	70	03/25/2020
Purchase of Common Stock[1]	27,040	03/26/2020
Purchase of Common Stock[1]	2,660	03/27/2020
Purchase of Common Stock[1]	350	04/06/2020
Purchase of Common Stock[1]	13,567	04/22/2020
8-for-1 Reverse Common Stock Split	--	05/01/2020
Purchase of Common Stock	10,500	05/08/2020
Purchase of Common Stock	1,182	05/11/2020
Purchase of Common Stock	14,000	05/15/2020
Purchase of Common Stock	10,873	05/18/2020
Purchase of Common Stock	2,898	07/13/2020
Purchase of Common Stock	1,145	09/09/2020
Purchase of Common Stock	252	09/10/2020
Purchase of Common Stock	851	09/21/2020
Purchase of Common Stock	3,308	09/24/2020
Purchase of Common Stock	6,955	09/25/2020
Purchase of Common Stock	3,483	09/28/2020
Purchase of Common Stock	992	09/29/2020
Purchase of Common Stock	1,371	09/30/2020
Purchase of Common Stock	1,413	10/01/2020
Purchase of Common Stock	4,249	10/05/2020
Purchase of Common Stock	5,103	10/06/2020
Purchase of Common Stock	453	10/07/2020
Purchase of Common Stock	1,895	10/08/2020
Purchase of Common Stock	402	10/09/2020
Purchase of Common Stock	2,106	10/12/2020
Purchase of Common Stock	1,423	10/13/2020
Purchase of Common Stock	210	10/14/2020
Purchase of Common Stock	35	10/15/2020
Purchase of Common Stock	2,030	10/16/2020
Purchase of Common Stock	317	10/19/2020
Purchase of Common Stock	1,597	10/21/2020
Purchase of Common Stock	2,438	10/22/2020
Purchase of Common Stock	5,217	10/23/2020
Purchase of Common Stock	5,696	10/26/2020
Purchase of Common Stock	212	10/27/2020
Purchase of Common Stock	3,410	10/28/2020
Purchase of Common Stock	18,655	10/29/2020

_________________

1 Represents shares of Common Stock purchased prior to the Company’s 8-for-1 Reverse Stock Split effective May 1, 2020.

I-2

SCHEDULE II

The following table is reprinted from the joint proxy statement/prospectus filed by Tortoise Energy Independence Fund, Inc. with the Securities and Exchange Commission on February 23, 2021.

At December 31, 2020, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Fund overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Fund, none of the Fund’s directors who are not interested persons of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

At December 31, 2020, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Fund (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TTP Common Shares		NDP Common Shares
Independent Directors**
Rand Berney	858.00	(1)	1,192.00
Conrad Ciccotello	1,045.88		662.00
Alexandra Herger	0		125.00
Jennifer Paquette	172.00		104.00

Interested Directors and Officers
H. Kevin Birzer	2,075.00		993.00
P. Bradley Adams	148.50	(2)	207.00	(3)
Brian A. Kessens	750.00	(4)	375.00	(4)
Robert J. Thummel, Jr.	62.00		375.00
Shobana Gopal	222.20		119.00
Diane Bono	0		0
Courtney Gengler	0		0
Directors and Officers as a Group (for TTP and NDP)(5)	5,271.58		3,777.00

None of the independent directors and none of the interested directors and officers hold any TTP preferred shares.

II-1

% of Outstanding Shares(6)

	TTP Common Shares	NDP Common Shares
Independent Directors**
Rand Berney	*	*
Conrad Ciccotello	*	*
Alexandra Herger	*	*
Jennifer Paquette	*	*
	*	*
Interested Directors and Officers
H. Kevin Birzer	*	*
P. Bradley Adams	*	*
Brian A. Kessens	*	*
Robert J. Thummel, Jr.	*	*
Shobana Gopal	*	*
Diane Bono	*	*
Courtney Gengler	*	*
Directors and Officers as a Group ( for TTP and NDP)	*	*

______________________________

*	Indicates less than 1%.
(1)	Mr. Berney holds these shares jointly with his wife.
(2)	Includes 41.21 shares held by Mr. Adams as sole trustee of a joint trust for Mr. Adams and his wife and 40.23 shares held by his wife.
(3)	Includes 27 shares held by Mr. Adams as sole trustee of a joint trust for Mr. Adams and his wife.
(4)	Held with his wife.
(5)	For TTP, total excludes shares held by Mr. Thummel, who is not an officer of TTP. For NDP, total excludes shares held by Mr. Kessens, who is not an officer of NDP.
(6)	Based on the following shares outstanding as of December 31, 2020: 2,340,395 shares of TTP common stock and 1,845,997 shares of NDP common stock.

II-2

As of November 30, 2020, to the knowledge of TTP, the following persons own 5% or more of its shares of preferred stock.

Name and Address	Number of TTP Preferred Shares *	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, NJ 07102-377	244,000	100%

____________________________

(*)	Information is based on a Schedule 13G filed January 4, 2019 reporting sole voting and dispositive power as a parent holding company of PGIM, Inc. which beneficially owns 640,000 shares and The Prudential Insurance Company of America which has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the identified shares.

As of December 31, 2019, to the knowledge of NDP, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NDP.

II-3

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give Aristides your proxy AGAINST the Tortoise Energy Fund Merger Proposal by taking three steps:

●	SIGNING the enclosed GOLD proxy card,
●	DATING the enclosed GOLD proxy card, and
●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact InvestorCom at the address set forth below.

If you have any questions, require assistance in voting your GOLD proxy card,

or need additional copies of the Aristides’ proxy materials,

please contact:

19 Old Kings Highway S. – Suite 210

Darien, CT 06820

Stockholders call toll-free at (877) 972-0090

Banks and Brokers call collect at (203) 972-9300

Email: info@investor-com.com

GOLD PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 29, 2021

Tortoise Energy Independence Fund, Inc.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF Aristides Capital LLC AND THE OTHER PARTICPANTS IN ITS PROXY SOLICITATION

THE BOARD OF DIRECTORS OF Tortoise Energy Independence Fund, Inc.
IS NOT SOLICITING THIS PROXY

P     R     O     X     Y

The undersigned appoints [Christopher M. Brown], [Adam Finerman] and [John Grau] and each of them, attorneys and agents with full power of substitution to vote all shares of common stock. par value $0.001 per share (the “Common Stock”), of Tortoise Energy Independence Fund, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Special Meeting of the stockholders of the Company scheduled to be held on April 7, 2021, at 10 a.m., Central Time at 5100 W. 115th Place, Leawood, Kansas 66211 (including any adjournments or postponements thereof) (the “Special Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to Aristides Capital LLC (“Aristides Capital”) a reasonable time before this solicitation.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSAL ON THE REVERSE, THIS PROXY WILL BE VOTED “AGAINST” PROPOSAL 1.

This Proxy will be valid until the completion of the Special Meeting. This Proxy will only be valid in connection with Aristides’s solicitation of proxies for the Special Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD PROXY CARD

[X] Please mark vote as in this example

ARISTIDES STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” PROPOSAL 1.

1.	The Company’s proposal to consider and vote upon a proposal to approve the merger of the Company with and into Tortoise Pipeline & Energy Fund, Inc.
☐	FOR	☐	AGAINST	☐	ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.